                                                         SEC File Nos. 002-86082
                                                                       811-03833


                         MAINSTAY VP SERIES FUND, INC.

                      MainStay VP Equity Income Portfolio

                Supplement dated March 1, 2004 to the Prospectus
    for Initial Class shares dated May 1, 2003 ("Initial Class Prospectus"),
Prospectus for Service Class shares dated June 2, 2003 ("Service Class Prospectus"),
       Statement of Additional Information for Initial Class shares dated
 May 1, 2003 ("Initial Class SAI"), and Statement of Additional Information for
         Service Class shares dated June 2, 2003 ("Service Class SAI")

        IMPORTANT NOTICE REGARDING CHANGE IN NAME AND INVESTMENT POLICY

        This Supplement updates certain information contained in the above-dated Prospectuses and Statements of Additional Information ("SAIs") for MainStay VP Series Fund, Inc. ("Fund") regarding the MainStay VP Equity Income Portfolio ("Portfolio"), a series of the Fund. You may obtain copies of the Prospectuses and the SAIs free of charge, upon request, by calling toll-free 1-800-281-2715, or by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

        On November 11, 2003, the Fund's Board of Directors approved a change, effective May 1, 2004, to the Portfolio's principal investment strategies and principal risks. In addition, the Board of Directors voted to change the name of the Portfolio, also effective May 1, 2004, to the "MainStay VP Mid Cap Value Portfolio." The information provided below updates certain information set forth in the Prospectuses and SAIs as of May 1, 2004:

1. All references to the "MainStay VP Equity Income Portfolio" and the "Equity Income Portfolio" are changed to the "MainStay VP Mid Cap Value Portfolio" and the "Mid Cap Value Portfolio," respectively.

2. The second sentence in the section entitled "Principal Investment Strategies" on page A-29 of the Initial Class Prospectus and page A-41 of the Service Class Prospectus is deleted and replaced with the following:

          The Portfolio normally invests at least 80% of its assets in common and preferred stock of companies with market capitalizations at the time of investment similar to the companies in the Russell Midcap(R) Value Index. The Portfolio invests primarily in income-producing securities that MacKay Shields LLC, the Portfolio's Sub-Adviser, believes are undervalued when purchased, pay cash dividends and are listed on a national securities exchange or traded in the over-the-counter market.

3. The following sentence is added to end of the first paragraph in the section entitled, "Principal Risks," on page A-29 of the Initial Class Prospectus and Page A-41 of the Service Class Prospectus: "Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies."

4. The following replaces the information provided for Portfolio under the section entitled, "Non-Fundamental Policies Related to Portfolio Names," on page 22 of the Initial Class SAI and page 22 of the Service Class SAI: "MainStay VP Mid Cap Value Portfolio - to invest, under normal circumstances, at least 80% of its assets in common and preferred stock of companies with market capitalizations similar to the companies in the Russell Midcap(R) Value Index."


            PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE